BAYWOOD SOCIALLYRESPONSIBLE FUND
BAYWOOD VALUEPLUS FUND (together, the "Funds")

Supplement dated September 29, 2017, to the Prospectus dated February 1, 2017, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

1.
Effective November 28, 2017, the section entitled "Principal Investment Strategies" for the Baywood ValuePlus Fund beginning on page 2 of the Prospectus will be deleted in its entirety and replaced with the following:

The Advisor intends to invest primarily in securities that it deems to be undervalued and which exhibit the likelihood of exceeding market returns. The Fund will typically hold these securities until their market price reflects or exceeds their intrinsic value. The Advisor also expects to generate income by primarily investing in dividend-paying companies. In selecting dividend-paying companies, the Advisor does not seek a specific absolute yield; instead it compares the yield to a universe of dividend paying stocks along with its own history.

In determination of a company's valuation and fundamental attractiveness, the Advisor generally applies a rigorous thought process that includes, but is not limited to the following criteria:

Fundamental Analysis:

•	Assess balance sheet risk: Cash generation cycle, debt payment schedule, coverage ratios
•	Forecast earning power: Mid-cycle margins, normal return on capital, above/below trend
•	Determine cash flow sources/uses: Discretionary cash flow, capital investment required, capital allocation priorities.
•	Identify dividend policy: Appraise dividend payout to earnings, dividend growth forecast, dividend cut forecast

Competitive Analysis:

•	Analyze business strategy: Market share changes, product development cycles and sustainability of advantages
•	Evaluate management strengths: Track record, incentive compensation goals, internal compliance system

In addition, the Advisor will at times seek to identify catalysts which may improve a company's valuation. These catalysts include but are not limited to: changes in management, improvements in a company's capitalization and forecasted changes of return on invested capital.

In selecting investments for the Fund, the Advisor typically seeks to invest in companies for a period of three to five years. In consideration of a company's fundamental outlook the Advisor considers a company's earnings power, including its long-term ability to generate profit for reinvestment or distributions to shareholders. The Advisor considers other factors such as balance sheet and income statement strength, competitive position and overall industry prospects as well as management's alignment with shareholders' interests. Stock selection is based on individual company merits and the Advisor's assessment of each company's fair value.

The Fund may sell a security when it reaches its target valuation or when the Advisor expects or observes a long-term deterioration of a company's fundamentals. The Advisor may also sell a security when it identifies more compelling investment ideas or a particular security exceeds 5% of portfolio's total assets.

Under normal conditions, the Advisor seeks to achieve the Fund's investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large market capitalization companies and instruments that provide exposure to such securities, including common, preferred and convertible stock and sponsored American Depositary Receipts ("ADRs"). Although the Fund will invest primarily in issuers located in the U.S., the Fund may also invest in foreign corporations. The Advisor considers large market capitalization companies to be those with market capitalizations in the range of the Standard & Poor's 500 Index® at the time of purchase. In addition, the Fund may invest a significant portion of the Fund's total assets in cash or cash equivalents if the Advisor's Process (as explained above) does not identify other appropriate investments for the Fund.

The Fund is a diversified fund and seeks to construct a portfolio ranging from 40 to 60 securities.

2.
In the section entitled "Performance Information" for the Baywood ValuePlus Fund beginning on page 4 of the Prospectus, the first paragraph is hereby deleted in its entirety and replaced with the following:

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Investor Shares of the Fund from year to year. The table shows how the Fund's average annual returns for one year, five years and since inception compare to an appropriate broad-based securities index. Effective September 29, 2017, the Fund's investment adviser changed the Fund's primary benchmark index from the Russell 1000 Value Index® to the Morningstar Large Value Index, which measures the performance of stocks issued by large-capitalization companies that have exhibited above-average "value" characteristics as determined by Morningstar, Inc.'s proprietary index methodology. The investment adviser believes that the Morningstar Large Value Index more accurately represents the types of securities in which the Fund invests. Because the Investor Shares have higher expenses than the Institutional Shares, the performance of the Investor Shares would be lower than the performance that the Institutional Shares realized for the same period. Updated performance information is available by calling (855) 409-2297 (toll free).
3.	The table entitled "Average Annual Total Returns" on page 5 of the Prospectus, in the section entitled "Performance Information," is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2016)
	1 Year	5 Year	Since Inception 06/27/08
Institutional Shares - Return Before Taxes	17.60%	12.29%	9.58%(1)
Investor Shares - Return Before Taxes	17.32%	12.03%	9.41%
Investor Shares - Return After Taxes on Distributions	16.33%	10.58%	8.58%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	10.57%	9.47%	7.59%
Morningstar Large Value Index (reflects no deduction for fees, expenses or taxes)	18.91%	13.26%	7.65%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	8.66%
(1)
For the Institutional Shares, performance for the period is a blended average annual return which includes the returns of Investor Shares prior to May 2, 2011, the commencement of operations of Institutional Shares.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

4.
In the section entitled "Performance Information" for the Baywood SociallyResponsible Fund beginning on page 10 of the Prospectus, the third paragraph is hereby deleted in its entirety and replaced with the following:

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Investor Shares of the Predecessor Fund from year to year. The table shows how the Predecessor Fund's average annual returns for one year, five years and ten years compared to an appropriate broad-based securities index. Effective September 29, 2017, the Fund's investment adviser changed the Fund's primary benchmark index from the MSCI KLD 400 Social Index to the Morningstar Large Value Index, which measures the performance of stocks issued by large-capitalization companies that have exhibited above-average "value" characteristics as determined by Morningstar, Inc.'s proprietary index methodology. The investment adviser believes that the Morningstar Large Value Index is an appropriate broad-based securities index representing the types of securities in which the Fund invests. The table also compares the Predecessor Fund's average annual returns to an additional, more narrowly based index, the MSCI KLD 400 Social Index, which is a market capitalization-weighted common stock index of U.S. equities constructed using environmental, social and governance factors. Updated performance information is available by calling (855) 409-2297 (toll free).
5.	The table entitled "Average Annual Total Returns" on page 11 of the Prospectus, in the section entitled "Performance Information," is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2016)
	1 Year	5 Year	10 Year
Institutional Shares - Return Before Taxes	14.12%	9.84%	3.74%
Investor Shares - Return Before Taxes	13.84%	9.61%	3.50%
Investor Shares - Return After Taxes on Distributions	13.54%	7.55%	2.21%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	8.05%	7.01%	2.36%
Morningstar Large Value Index (reflects no deduction for fees, expenses or taxes)	18.91%	13.26%	4.47%
MSCI KLD 400 Index (reflects no deduction for fees, expenses or taxes)	10.92%	14.25%	7.00%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

6.	The sections entitled "Management" on pages 5 & 11 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Investment Advisor. SKBA Capital Management, LLC is the Fund's investment advisor.
Portfolio Managers. The following individuals are primarily responsible for the day-to-day management of the Fund with Messrs. Kaplan, Bischel and Rothé being principally responsible for the Fund's investment decisions and Ms. Mann being principally responsible for all of the Fund's trading activities:
•	Mr. Kenneth J. Kaplan, CFA, is the Chairman of the Advisor and has been co-portfolio manager of the Fund since its inception in 2013.
•	Andrew W. Bischel, CFA, is Chief Executive Officer and Chief Investment Officer of the Advisor and has been co-portfolio manager of the Fund since its inception in 2013.
•	Joshua J. Rothé is President and Director of Research of the Advisor and has been co-portfolio manager of the Fund since its inception in 2013.
•	Ms. Shelley H. Mann is Senior Vice President, Director of Trading and Chief Compliance Officer of the Advisor and has been co-portfolio manager of the Fund since its inception in 2013.
•	Evan Ke, CFA, is a Securities Analyst of the Advisor and has been a co-portfolio manager of the Fund since 2017.
•	Matthew Segura, CFA, is a Securities Analyst of the Advisor and has been a co-portfolio manager of the Fund since 2017.
7.
Effective November 28, 2017, the section entitled "Additional Information Regarding Principal Investment Strategies" for the Baywood ValuePlus Fund beginning on page 13 of the Prospectus will be deleted in its entirety and replaced with the following:

Under normal conditions, the Advisor seeks to achieve the Fund's investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large market capitalization companies and instruments that provide exposure to such securities, including common, preferred and convertible stock and sponsored ADRs. The Fund will provide 60 days' notice to shareholders prior to implementing a change in this policy for the Fund. Although the Fund will invest primarily in issuers located in the U.S., the Fund may also invest in foreign corporations. The Advisor considers large market capitalization companies to be those with market capitalizations in the range of the Standard & Poor's 500 Index at the time of purchase. Because the Fund's definition of large capitalization companies is dynamic, it will change with the markets. The Advisor intends to invest primarily in securities that it deems to be undervalued and exhibit the likelihood of exceeding market returns. The Advisor seeks securities selling at discounts to their underlying values and typically holds these securities until their market price reflects or exceeds their intrinsic value. The Advisor anticipates that the Fund's portfolio will consist of 40 to 60 positions. The Advisor also expects to generate income by primarily investing in dividend-paying stocks.

The Advisor's Process. In selecting investments for the Fund the Advisor may consider a company's earnings power including its long-term ability to generate profit for reinvestment or distribution to shareholders. The Advisor considers factors such as balance sheet and income statement strength, competitive position and overall industry prospects, as well as management's alignment with shareholders' interests. The Advisor also uses traditional valuation measures such as price to earnings ratios, return on assets, price-to-book ratios and other quantitative measures. The Advisor believes that insight into the value of a company is gained by looking at these fundamentals in relation to the company's balance sheet and its entire capital structure. Stock selection is based on individual company merits and the Advisor's assessment of each company's fair value.

In selecting dividend-paying stocks, the Advisor does not seek absolute yield. Instead, the Advisor evaluates the initial attraction of a stock based on the Advisor's own calculation of a stock's Relative Dividend Yield ("RDY"). RDY compares the dividend yield of a company in relation to a universe consisting of 500 of the largest dividend-paying companies (by market capitalization trading on U.S. stock exchanges) as well as the history of that company's RDY and yield. The Advisor utilizes its initial RDY valuation filter to identify when low and/or depressed investment expectations may already be discounted in a stock's current valuation. In addition, the Fund may invest a significant portion of the Fund's total assets in cash or cash equivalents if the Advisor's Process does not identify other appropriate investments for the Fund.

The Advisor uses a combination of qualitative and quantitative analysis to select the securities in which the Fund will invest. The Advisor begins with a universe of large market capitalization companies with attractive RDYs in order to narrow the universe to a subset of companies that are out of favor in the marketplace. The Advisor then uses qualitative and fundamental analysis to further reduce the universe of companies in which the Fund may actually invest. For a company to be purchased in the Fund, it has to exhibit merit on three different levels. The company being researched has to exhibit (1) company-specific merit, (2) relative merit within its peers or industry, and (3) portfolio diversification merit. If the three merits are not met, the Fund will typically not make an investment. The Fund is actively managed and has historically maintained attractive portfolio turnover characteristics.

The Advisor continually monitors the investments in the Fund's portfolio to determine if there have been any fundamental changes in the companies or issuers. The Advisor may sell a security if:

•	The security subsequently fails to meet the Advisor's initial investment hypothesis;
•	A more attractively priced security is found or if funds are needed for other purposes;
•	The Advisor believes that the security has reached its appreciation potential; or
•	The security exceeds 5% of the portfolio's total assets

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

8.	The section entitled "Portfolio Managers" beginning on page 19 of the Prospectus is hereby deleted in its entirety and replaced with the following:
Portfolio Managers

Kenneth J. Kaplan, Andrew W. Bischel, Joshua J. Rothé and Shelley H. Mann are jointly responsible for the Funds' management. Messrs. Kaplan, Bischel and Rothé are jointly and primarily responsible for securities selection in the Funds and Ms. Mann is principally responsible for all of the Funds' trading activities.

Kenneth J. Kaplan, CFA. Mr. Kaplan is Chairman and a founding member of the Advisor. He has been in the industry since 1965 and joined the Advisor when the firm was founded in 1989. Previously, Mr. Kaplan worked at The Bank of California, First Chicago Corporation and then as a partner in an investment counseling firm. Mr. Kaplan is a member of the Advisor's Investment Strategy Team. Mr. Kaplan received both his undergraduate degree and MBA from Northwestern University. He is a past President of the CFA Society of San Francisco and a member of the CFA Institute. He has taught Finance at San Francisco State University.

Andrew W. Bischel, CFA. Mr. Bischel is Chief Executive Officer, Chief Investment Officer and a founding member of the Advisor. He has been in the industry since 1976 and joined the Advisor when the firm was founded in 1989. Mr. Bischel is the lead member of the Investment Strategy Team. Previously, Mr. Bischel worked at The Bank of California. Mr. Bischel earned his BS in Mathematics and BA in Economics from the University of California at Davis, and his MBA from the California State University at Sacramento. He is a member of the CFA Society of San Francisco and the CFA Institute.

Joshua J. Rothé. Mr. Rothé is President and Director of Research of the Advisor. He has been in the industry since 1991 and joined the Advisor in 1994. Mr. Rothé is a member of the Investment Strategy Team. Previously, Mr. Rothé worked at Lehman Brothers and Kemper Securities. Mr. Rothé received his BS in International Business and his MBA with an emphasis in Finance from the University of San Francisco. He is a member the CFA Society of San Francisco and the CFA Institute.

Shelley H. Mann. Ms. Mann is Senior Vice President, Director of Trading and Operations and Chief Compliance Officer of the Advisor. She has been in the industry since 1976 and joined the Advisor when the firm was founded in 1989. Ms. Mann is responsible for managing the firm's trading activities, is a member of the Fixed Income Strategy Team, oversees the firm's client operations and as CCO is responsible for administering the Advisor's Compliance Program. Previously, Ms. Mann worked at The Bank of California. She attended Utah State University.

Evan Ke, CFA. Mr. Ke is a member of the Research group and is a Securities Analyst. He is responsible for security analysis, industry research and investment idea origination. Mr. Ke joined SKBA in 2009 as a member of our research internship program and rejoined SKBA in 2011. In between employment at SKBA, Mr. Ke worked in the equity research department at Piper Jaffray. Mr. Ke received a Bachelor of Arts in economics from the University of California at Berkeley. Mr. Ke is a member of the CFA Society of San Francisco and the CFA Institute.

Matthew R. Segura, CFA. Mr. Segura is a member of the Research group and is a Securities Analyst. He is responsible for security analysis, industry research and investment idea origination. Previously Mr. Segura worked at Charles Schwab & Co performing several roles: A Cash Management team member in the Treasury, and a Manager in Financial Planning and Analysis for Schwab's largest retail divisions. Mr. Segura also Served 5 years Active Duty in the United States Marine Corps. Mr. Segura received a BS in business administration from Haas School of Business at UC Berkeley and is a member of the CFA Society of San Francisco and the CFA Institute.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

9.	All references to the website www.baywoodfunds.com are hereby deleted.

* * *

 For more information, please contact a Fund customer service representative toll free at
(855) 409-2297.

PLEASE RETAIN FOR FUTURE REFERENCE.

BAYWOOD SOCIALLYRESPONSIBLE FUND
BAYWOOD VALUEPLUS FUND (together, the "Funds")

Supplement dated September 29, 2017 to the Statement of Additional Information ("SAI") dated February 1, 2017

1.	Effective November 28, 2017, the section entitled "Foreign Securities" on page 13 of the SAI will be deleted in its entirety and replaced with the following:

Foreign Securities

Each Fund may invest in U.S. dollar denominated securities of foreign issuers traded on U.S. exchanges, including regular shares and ADRs. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Income from foreign securities may be received and realized in foreign currencies, and Each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after each Fund's income has been earned and computed in U.S. dollars may require each Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time each Fund incurs expenses in U.S. dollars and the time such expenses are paid, each Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

2.
The table under the heading "Information Concerning Accounts Managed by Portfolio Managers" in the section entitled "F. Investment Advisor" beginning on page 24 of the SAI is hereby deleted in its entirety and replaced with the following:

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of August 31, 2017:
Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type(¹)			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kenneth J. Kaplan	None	None	51 accounts $767.8 million	None	None	None
Andrew W. Bischel	None	None	51 accounts $767.8 million	None	None	None
Joshua J. Rothé	None	None	51 accounts $767.8 million	None	None	None
Shelley H. Mann	None	None	51 accounts $767.8 million	None	None	None
Evan Ke	None	None	0	None	None	None
Matthew R. Segura	None	None	0	None	None	None
(¹) All of the accounts listed above are managed by the Messrs. Kaplan, Bischel, Rothé and Ms. Mann together.
3.	The table under the heading "Portfolio Manager Ownership in the Fund" beginning on page 25 of the SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Ownership in the Funds. The Advisor has provided the following information regarding each portfolio manager's ownership in the Funds:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Funds as of August 31, 2017
Baywood ValuePlus Fund
Kenneth J. Kaplan	$100,001 - $500,000
Andrew W. Bischel	$500,001 - $1,000,000
Joshua J. Rothé	$10,001 - $50,000
Shelley H. Mann	$100,001 - $500,000
Evan Ke	None
Matthew R. Segura	$10,001 - $50,000
Baywood SociallyResponsible Fund(1)
Kenneth J. Kaplan	None
Andrew W. Bischel	$100,001 - $500,000
Joshua J. Rothé	$100,001 - $500,000
Shelley H. Mann	$100,001 - $500,000
Evan Ke	None
Matthew R. Segura	$10,001 - $50,000

(1)	The portfolio managers' dollar range of beneficial ownership reflected for any period prior to January 8, 2016 pertains to that of the Predecessor Fund.

4.	All references to the website www.baywoodfunds.com are hereby deleted.

* * *

 For more information, please contact a Fund customer service representative toll free at
(855) 409-2297.

PLEASE RETAIN FOR FUTURE REFERENCE.